CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Auditors" and "Experts" and to the use of our report dated February 5, 1999 on the Stock Index Fund of TIAA-CREF Life Funds in this Registration Statement on Form N-1A (No. 333-61759) of TIAA-CREF Life Funds.



                                                        /s/ ERNST & YOUNG LLP


New York, New York
March  29, 1999